UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PLX TECHNOLOGY, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:
Stephen J. Schrader, Esq. Baker & MacKenzie LLP Two Embarcadero Center, 11th Floor San Francisco, CA 94111 (415) 576-3000	Keith E. Gottfried, Esq. Alston & Bird LLP 950 F. Street, N.W. Washington, DC 20004-1404 (202) 239-3679

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

PLX Technology, Inc., a Delaware corporation (“PLX Technology” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its stockholders in connection with its 2013 Annual Meeting of Stockholders to be held on December 18, 2013 and at any and all adjournments or postponements thereof (the “2013 Annual Meeting”). In connection with its 2013 Annual Meeting, PLX Technology has filed a definitive proxy statement and a WHITE proxy card with the SEC on November 12, 2013, and has commenced the mailing of a definitive proxy statement and WHITE proxy card to its stockholders.

Amendment to PLX Technology’s Bylaws effective November 25, 2013

On November 25, 2013, the Board of Directors of PLX Technology adopted amendments to the Company’s Bylaws.  Attached hereto is a copy of the Amended and Restated Bylaws, as amended by the amendments adopted on November 25, 2013 (the “Bylaws”), and the description of the amendments set forth below is qualified in its entirety by reference to the full text of the Bylaws.

The Bylaws were revised to add a new section 3.10 that provides for a mandatory retirement age for directors.  Commencing as of the 2014 annual meeting, no person 72 years of age or older may stand for re-election to the Board or be appointed as a director.

Additional Information and Where to Find It

PLX Technology, its directors and certain of its executive officers and employees are deemed to be participants in the solicitation of proxies from PLX Technology’s stockholders in connection with the 2013 Annual Meeting. PLX Technology has filed a definitive proxy statement (the “PLX Proxy Statement”) and a WHITE proxy card with the SEC on November 12, 2013, and has commenced the mailing of a definitive proxy statement and WHITE proxy card to its stockholders, in connection with the solicitation of proxies for the 2013 Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE PLX PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT PLX TECHNOLOGY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the PLX Proxy Statement. To the extent holdings of PLX Technology’s securities have changed since the amounts shown in the PLX Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Stockholders can obtain, free of charge, copies of the PLX Proxy Statement and any other documents filed by PLX Technology with the SEC in connection with the 2013 Annual Meeting at the SEC’s website (www.sec.gov), at PLX Technology’s website (www. plxtech.com) or by writing to Company’s investor relations department at 870 W. Maude Avenue, Sunnyvale, California 94085. In addition, copies of the proxy materials may be requested from PLX Technology’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885.

AMENDED AND RESTATED

BYLAWS

OF

PLX TECHNOLOGY, INC.

A DELAWARE CORPORATION

AS AMENDED THROUGH NOVEMBER 25, 2013

Section 6.1 Stock Certificates; Uncertified Shares	15
Section 6.2 Lost Certificates	16
Section 6.3 Transfers	16

i

ii

AMENDED AND RESTATED
BYLAWS
OF
PLX TECHNOLOGY, INC.

As Amended and Restated as of November 25, 2013

ARTICLE I

OFFICES

SECTION 1.1    REGISTERED OFFICE.

The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

SECTION 1.2    OTHER OFFICES.

The corporation shall also have and maintain an office or principal place of business at 870 W. Maude Avenue, Sunnyvale, California, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

STOCKHOLDERS’ MEETINGS

SECTION 2.1    PLACE OF MEETINGS.

Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof.

SECTION 2.2    ANNUAL MEETINGS.

The annual meetings of the stockholders of the corporation, commencing with the year 2000, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

SECTION 2.3    SPECIAL MEETINGS.

Special Meetings of the stockholders of the corporation may be called, for any purpose or purposes, by the Chairman of the Board or the President or the Board of Directors at any time.  A special meeting of the stockholders may not be called by any other person or persons.

SECTION 2.4    NOTICE OF MEETINGS.

                (a)           Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders, specifying the place, date and hour and purpose or purposes of the meeting, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote thereat, directed to his address as it appears upon the books of the corporation; except that where the matter to be acted on is a merger or consolidation of the corporation or a sale, lease or exchange of all or substantially all of its assets, such notice shall be given not less than twenty (20) nor more than sixty (60) days prior to such meeting.

(b)           If at any meeting action is proposed to be taken which, if taken, would entitle stockholders fulfilling the requirements of section 262(d) of the Delaware General Corporation Law to an appraisal of the fair value of their shares, the notice of such meeting shall contain a statement of that purpose and to that effect and shall be accompanied by a copy of that statutory section.

(c)           When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken unless the adjournment is for more than thirty (30) days, or unless after the adjournment a new record date is fixed for the adjourned meeting, in which event a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

(d)           Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after such meeting, and to the extent permitted by law, will be waived by any stockholder by his attendance thereat, in person or by proxy. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

(e)           Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it or of his legal representatives or assigns, except in those cases where an irrevocable proxy permitted by statute has been given.

SECTION 2.5    QUORUM AND VOTING.

 (a)           At all meetings of stockholders, except where otherwise provided by law, the Certificate of Incorporation, or these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. Shares, the voting of which at said meeting have been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at said meeting. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. At such adjourned meeting at which a quorum is present or represented any business may be transacted which might have been transacted at the original meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

(b)           Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the voting power represented at any meeting at which a quorum is present shall be valid and binding upon the corporation.

SECTION 2.6    VOTING RIGHTS.

(a)           Except as otherwise provided by law, only persons in whose names shares entitled to vote stand on the stock records of the corporation on the record date for determining the stockholders entitled to vote at said meeting shall be entitled to vote at such meeting. Shares standing in the names of two or more persons shall be voted or represented in accordance with the determination of the majority of such persons, or, if only one of such persons is present in person or represented by proxy, such person shall have the right to vote such shares and such shares shall be deemed to be represented for the purpose of determining a quorum.

(b)           Every person entitled to vote or execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his duly authorized agent, which proxy shall be filed with the Secretary of the corporation at or before the meeting at which it is to be used. Said proxy so appointed need not be a stockholder. No proxy shall be voted on after three years from its date unless the proxy provides for a longer period.

(c)           Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to subsection (b) of this section, the following shall constitute a valid means by which a stockholder may grant such authority:

          (1)  A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

          (2)  A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder.  Such authorization can be established by the signature of the stockholder on the proxy, either in writing or by a signature stamp or facsimile signature, or by a number or symbol from which the identity of the stockholder can be determined, or by any other procedure deemed appropriate by the inspectors or other persons making the determination as to due authorization. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (c) of this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

SECTION 2.7    VOTING PROCEDURES AND INSPECTORS OF ELECTIONS.

(a)           The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.

Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

(b)           The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

(c)           The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.

(d)           In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Section 212(c)(2) of the Delaware General Corporation Law, ballots and the regular books and records of the corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors' belief that such information is accurate and reliable.

SECTION 2.8    LIST OF STOCKHOLDERS.

            The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held and which place shall be specified in the notice of the meeting, or, if not specified, at the place where said meeting is to be held, and the list shall be produced and kept at the time and place of meeting during the whole time thereof, and may be inspected by any stockholder who is present.

SECTION 2.9    STOCKHOLDER PROPOSALS AT ANNUAL MEETINGS.

At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors or otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 45 days nor more than 75 days prior to the date on which the corporation first mailed its proxy materials for the previous year's annual meeting of stockholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year, provided that if a meeting is held on a date that has changed more than 30 days in a given year (e.g., 2012) from the previous year (e.g., 2011), the bylaw deadline for a stockholder's notice for a meeting held in the next year (e.g., 2013) shall be the dates specified in the prior year's (e.g., 2012 proxy statement). A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, and (v) all information specified in clause (b) of Section 2.10 with reference to each applicable “party” described therein, provided that for purposes of this Section 2.9, the references to nominations, director elections or similar wording in such clause (b) shall instead refer to the business proposed by the stockholder under this Section 2.9.

Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 2.9, provided, however, that nothing in this Section 2.9 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedure.

The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.9, and if he should so determine he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

Nothing in this Section 2.9 shall affect the right of a stockholder to request inclusion of a proposal in the corporation's proxy statement to the extent that such right is provided by an applicable rule of the Securities and Exchange Commission (“SEC”).

SECTION 2.10    NOMINATIONS OF PERSONS FOR ELECTION TO THE BOARD OF DIRECTORS.

In addition to any other applicable requirements, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.10. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 45 days nor more than 75 days prior to the date on which the corporation first mailed its proxy materials for the previous year's annual meeting of stockholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year, provided that if a meeting is held on a date that has changed more than 30 days in a given year (e.g., 2012) from the previous year (e.g., 2011), the bylaw deadline for a stockholder's notice for a meeting held in the next year (e.g., 2013) shall be the dates specified in the prior year's (e.g., 2012 proxy statement).

Such stockholder's notice shall set forth:

(a)           as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the corporation which are beneficially owned by the person, (iv) such person’s written consent to serve as a director if elected; (v) a description of all direct and indirect compensation or other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder of record and beneficial owner or owners, if any, or other person on whose behalf the nomination is made and their respective affiliates and associates, or other persons Acting in Concert therewith, on the one hand, and each proposed nominee and his or her respective affiliates and associates or other persons acting in concert therewith, on the other hand, including without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder of record making the nomination and any beneficial owner or owners, if any, or other person on whose behalf the nomination is made, or any affiliate or associate thereof or other person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, and (vi) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14A under the Securities Exchange Act of 1934 (the “Exchange Act”) (whether or not the proponent or such person intends to or does deliver a proxy statement or conduct its own proxy solicitation); and

(b)           as to (1) the stockholder of record giving the notice and (2) the beneficial owner or owners, if any, or other persons on whose behalf the nomination is made or acting in concert therewith (each, a “party”): (A) the name and address of each such party; (B) (1) the class, series, and number of shares of the corporation that are owned, directly or indirectly, beneficially and of record by each such party, (2) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or providing for a settlement payment or mechanism based on the price of any class or series of shares of the corporation or with a value derived in whole or in part from the value of any class or series of shares of the corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by each such party, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the corporation, (3) any proxy, contract, arrangement, understanding or relationship pursuant to which any party, either directly or acting in concert with another person or persons, has a right to vote, directly or indirectly, any shares of any security of the corporation, (4) any short interest or other borrowing arrangement in any security of the corporation held by each such party (for purposes of this section, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (5) any rights to dividends on the shares of the corporation owned beneficially directly or indirectly by each such party that are separated or separable from the underlying shares of the corporation, (6) any proportionate interest in shares of the corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which any party is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, and (7) any performance-related fees (other than an asset-based fee) that each such party is directly or indirectly entitled to based on any increase or decrease in the value of shares of the corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of each such party’s immediate family sharing the same household (which information set forth in this subsection b(2)(B) shall be supplemented by such stockholder or such beneficial owner or other person, as the case may be, not later than ten (10) days after the record date for the meeting to disclose such ownership as of the record date); (C) any other information relating to each such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act (whether or not such party intends to or does deliver a proxy statement or conduct its own proxy solicitation); and (D) a statement as to whether or not each such party will deliver a proxy statement and form of proxy to at least the percentage of voting power of all of the shares of capital stock of the corporation reasonably believed by the stockholder of record or beneficial owner or owners, as the case may be, to be sufficient to elect the persons proposed to be nominated by the stockholder of record (the disclosures to be made pursuant to the foregoing clauses (A), (B), (C), and (D) are referred to as “Stockholder Information”).  A stockholder of record providing notice of a nomination of director shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice by these bylaws shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than five (5) business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to) or any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

The corporation may also require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein.  These provisions shall not apply to nomination of any persons entitled to be separately elected by holders of preferred stock.

The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

SECTION 2.11   ACTION BY WRITTEN CONSENT IN LIEU OF A MEETING.

(a) Unless otherwise provided in the Certificate of Incorporation or by applicable law, any action which, under any provision of the Delaware General Corporation Law, is required to or may be taken at any annual or special meeting of stockholders may be taken without a meeting of stockholders, if a consent in writing, setting forth the action so taken, (i) is signed by the holders of record on the record date (established as provided below in Section 2.11(c)) of the outstanding shares of the corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (ii) is delivered to the corporation at its registered office in the State of Delaware, at its principal place of business or to an officer or agent of the corporation having custody of the minute books in which proceedings of meetings of stockholders are recorded.

(b) The delivery of consents submitted pursuant to this Section 2.11 shall be made by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of the signature of each stockholder who signs the consent, and no written consent shall be effective for the corporation to take action unless, within sixty (60) calendar days of the earliest dated valid consent delivered in the manner described in this Section 2.11, written consents signed by a sufficient number of holders to take such action are delivered to the corporation in the manner described in Section 2.11(a). Only stockholders of record on the record date shall be entitled to consent to corporate action in writing without a meeting.

(c) Any stockholder of record seeking to have the stockholders give consent to corporate action in writing without a meeting pursuant to this Section 2.11 shall first request in writing that the Board fix a record date for the purpose of determining the stockholders entitled to give consent to such corporate action, which request shall be in proper form (as set forth below) and delivered to, or mailed and received by, the Secretary to the principal executive offices of the corporation (the “Consent Record Date Request Notice”). Within ten (10) calendar days after receipt of a Consent Record Date Request Notice in proper form and otherwise in compliance with this Section 2.11 from any such stockholder, the Board may adopt a resolution fixing a record date for the purpose of determining the stockholders entitled to give consent to such corporate action, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board (the “Resolution Adoption Date”), and which record date shall not be more than ten (10) calendar days after the Resolution Adoption Date.  If no resolution fixing a record date has been adopted by the Board within such ten (10) calendar day period after the date on which a Consent Record Date Request Notice is received, the record date for determining stockholders entitled to give consent to corporate action in writing without a meeting shall be the first date on which a valid signed written consent setting forth the corporate action taken or proposed to be taken is delivered to the corporation in the manner described in Section 2.11(a).

(d) To be in proper form for purposes of Section 2.11(c) above, the Consent Record Date Request Notice shall be signed by one or more stockholders of record as of the date of signature, shall bear the date of signature of each such stockholder, and shall set forth:

(i) As to each Soliciting Person (as defined below), the Stockholder Information, as defined in Section 2.10(b) and a representation to the effect that (A) each Soliciting Person has complied, on a timely basis, with all applicable provisions of the Exchange Act relating to its ownership of shares of any class or series of the corporation, including, but not limited to, the filing with the SEC of any Schedule 13D or any amendment thereto required to be filed pursuant to the Exchange Act, (B) the information required to be contained in such Schedule 13D is true and correct in all material respects, and (C) the corporation can rely on the disclosures made in the Schedule 13D;

(ii) As to the corporate action or actions proposed to be taken by written consent, (A) a reasonably brief description of the action or actions, the reasons for taking such action or actions and any material interest in such action or actions of each Soliciting Person, (B) the text of the resolutions or consent proposed to be acted upon by written consent of the stockholders, and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Soliciting Persons and (y) between or among any Soliciting Person and any other person or entity (including their names) including, but not limited to, in connection with the request for the record date and/or the corporate action or actions for which consent is being sought.

(iii) If the corporate actions for which consent is being sought involves the election of directors, in addition to the information required by Section 2.10(a) hereof, the following additional information must be set forth with respect to each proposed nominee: (A) all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.11 if such proposed nominee were a Soliciting Person, and (B) a description must be provided of all direct and indirect compensation and other material agreements, arrangements, understandings or relationships between or among any Soliciting Person, on the one hand, and each proposed nominee, his or her respective affiliates and associates and any other persons with whom such proposed nominee (or any of his or her respective affiliates and associates) is Acting in Concert, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K (or any successor regulations) if such Soliciting Person, or any affiliate or associate thereof or any person Acting in Concert therewith, were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant.  For purposes of these Bylaws, the term “Soliciting Person” shall mean (A) each stockholder submitting the Consent Record Date Request Notice, (B) each stockholder proposing the action or actions to be taken by written consent if different from the stockholders submitting the Consent Record Date Request Notice, (C) the beneficial owner or owners, if different, on whose behalf the Consent Record Date Request Notice is submitted, (D) any affiliate or associate of any of the foregoing, and (E) any other person with whom such stockholder or beneficial owner (or any of their respective affiliates or associates) is Acting in Concert.  For purposes of these Bylaws, a person shall be deemed to be “Acting in Concert” with another person for purposes of these Bylaws if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert or in parallel with such other person, or towards a common goal with such other person, relating to changing or influencing the management, governance or control of the corporation or in connection with or as a participant in any transaction having that purpose or effect, where (A) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (B) at least one additional factor supports a determination by the Board that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A.  A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person.

(e) Prompt notice of the taking of any corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the corporation as provided in Section 2.11(b).

(f) In connection with an action or actions proposed to be taken by written consent in accordance with this Section 2.11, the stockholder(s) seeking such action(s) shall further update and supplement the information previously provided to the corporation in connection therewith, if necessary, so that the information provided or required to be provided pursuant to this Section 2.11 shall be true and correct in all material respects, and such update and supplement shall be received by the Secretary of the corporation at the principal executive offices of the corporation not later than five (5) business days following the occurrence of any event, development or occurrence which would cause the information provided to be not true and correct in all material respects.

(g) Notwithstanding anything in these Bylaws to the contrary, no action may be taken by the stockholders by written consent except in accordance with the Certificate of Incorporation and this

Section 2.11.  If the Board shall determine that any request to fix a record date or to take stockholder action by written consent was not properly made in accordance with the Certificate of Incorporation and this Section 2.11, or the stockholder or stockholders seeking to take such action do not otherwise comply with the Certificate of Incorporation and this Section 2.11, then the Board shall not be required to fix a record date and any such purported action by written consent shall be null and void to the fullest extent permitted by applicable law.

(h) In addition to the requirements of this Section 2.11 with respect to stockholders seeking to take an action by written consent, each stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall and any other Soliciting Person shall comply with all requirements of applicable law, including all requirements of the Exchange Act, with respect to such action.

ARTICLE III

DIRECTORS

SECTION 3.1   NUMBER AND TERM OF OFFICE.

The number of directors of the corporation shall not be less than four (4) nor more than eight (8) until changed by amendment of the Certificate of Incorporation or by a Bylaw amending this Section 3.1 duly adopted by the vote or written consent of holders of a majority of the outstanding shares or by the Board of Directors. The exact number of directors shall be fixed from time to time, within the limits specified in the Certificate of Incorporation or in this Section 3.1, by a bylaw or amendment thereof duly adopted by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote, or by the Board of Directors. Subject to the foregoing provisions for changing the number of directors, the number of directors of the corporation has been fixed at eight (8).

With the exception of the first Board of Directors, which shall be elected by the incorporators, and except as provided in Section 3.3 of this Article III, the directors shall be elected by a plurality vote of the shares represented in person or by proxy, at the stockholders annual meeting in each year and entitled to vote on the election of directors. Elected directors shall hold office until the next annual meeting and until their successors shall be duly elected and qualified. Directors need not be stockholders. If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

SECTION 3.2    POWERS.

The powers of the corporation shall be exercised, its business conducted and its property controlled by or under the direction of the Board of Directors.

SECTION 3.3    VACANCIES.

Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and each director so elected shall hold office for the unexpired portion of the term of the director whose place shall be vacant, and until his successor shall have been duly elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this section in the case of the death, removal or resignation of any director, or if the stockholders fail at any meeting of stockholders at which directors are to be elected (including any meeting referred to in Section 3.4 below) to elect the number of directors then constituting the whole Board.

SECTION 3.4    RESIGNATIONS AND REMOVALS.

(a)           Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

        (b)           At a special meeting of stockholders called for the purpose in the manner hereinabove provided, the Board of Directors, or any individual director, may be removed from office, with or without cause, and a new director or directors elected by a vote of stockholders holding a majority of the outstanding shares entitled to vote at an election of directors.

SECTION 3.5    MEETINGS.

(a)           The annual meeting of the Board of Directors shall be held immediately after the annual stockholders' meeting and at the place where such meeting is held or at the place announced by the Chairman at such meeting. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

(b)           Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof. Regular meetings of the Board of Directors may also be held at any place within or without the State of Delaware which has been designated by resolutions of the Board of Directors or the written consent of all directors.

(c)           Special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board or, if there is no Chairman of the Board, by the President, or by any of the directors.

(d)           Written notice of the time and place of all regular and special meetings of the Board of Directors shall be delivered personally to each director or sent by telegram or facsimile transmission at least 48 hours before the start of the meeting, or sent by first class mail at least 120 hours before the start of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat.

SECTION 3.6    QUORUM AND VOTING.

(a)           A quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time in accordance with Section 3.1 of Article III of these Bylaws, but not less than one; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b)           At each meeting of the Board at which a quorum is present all questions and business shall be determined by a vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation, or these Bylaws.

(c)           Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(d)           The transactions of any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

SECTION 3.7    ACTION WITHOUT MEETING.

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or of such committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board or committee.

SECTION 3.8    FEES AND COMPENSATION.

Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors.

SECTION 3.9    COMMITTEES.

(a)           EXECUTIVE COMMITTEE. The Board of Directors may, by resolution passed by a majority of the whole Board, appoint an Executive Committee of not less than one member, each of whom shall be a director. The Executive Committee, to the extent permitted by law, shall have and may exercise when the Board of Directors is not in session all powers of the Board in the management of the business and affairs of the corporation, including, without limitation, the power and authority to declare a dividend or to authorize the issuance of stock, except such committee shall not have the power or authority to amend the Certificate of Incorporation, to adopt an agreement of merger or consolidation, to recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, to recommend to the stockholders of the corporation a dissolution of the corporation or a revocation of a dissolution, or to amend these Bylaws.

(b)           OTHER COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committee, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

(c)           TERM. The members of all committees of the Board of Directors shall serve a term coexistent with that of the Board of Directors which shall have appointed such committee. The Board, subject to the provisions of subsections (a) or (b) of this Section 3.9, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee; provided, that no committee shall consist of less than one member. The membership of a committee member shall terminate on the date of his death or voluntary resignation, but the Board may at any time for any reason remove any individual committee member and the Board may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(d)           MEETINGS. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 3.9 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter; special meetings of any such committee may be held at the principal office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof; or at any place which has been designated from time to time by resolution of such committee or by written consent of all members thereof, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written  notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors.

Notice of any special meeting of any committee may be waived in writing at any time after the meeting and will be waived by any director by attendance thereat.  A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

SECTION 3.10    MANDATORY RETIREMENT.

Commencing as of the annual meeting of stockholders of the corporation in 2014, no person 72 years of age or older shall be eligible for nomination, re-nomination, election, re-election, appointment or re-appointment to the Board of Directors, and no director who has attained age 72 or older shall continue to serve as a director beyond the annual meeting of stockholders at which his or her term as a director expires.

ARTICLE IV

OFFICERS

SECTION 4.1    OFFICERS DESIGNATED.

The officers of the corporation shall be a Chairman of the Board of Directors and a President, one or more vice-presidents, a Secretary, and a Chief Financial Officer. The Board of Directors or the President may also appoint assistant secretaries, assistant Chief Financial Officers, and such other officers and agents with such powers and duties as it or he shall deem necessary. The order of the seniority of the

Vice- Presidents shall be in the order of their nomination, unless otherwise determined by the Board of Directors. The Board of Directors may assign such additional titles to one or more of the officers as they shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

SECTION 4.2    TENURE AND DUTIES OF OFFICERS.

(a)           GENERAL. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

(b)           DUTIES OF THE CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board of Directors (if there be such an officer appointed) shall be the chief executive officer of the corporation and, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(c)           DUTIES OF PRESIDENT. The President shall be the chief executive officer of the corporation in the absence of the Chairman of the Board and shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. The President shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(d)           DUTIES OF VICE-PRESIDENTS. The Vice-Presidents, in the order of their seniority, may assume and perform the duties of the President in the absence or disability of the President  or whenever the office of the President is vacant. The Vice-President shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(e)           DUTIES OF SECRETARY. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and any committee thereof, and shall record all acts and proceedings thereof in the minute book of the corporation.  The Secretary shall give notice, in conformity with these Bylaws, of all meetings of the stockholders, and of all meetings of the Board of Directors and any Committee thereof requiring notice. The Secretary shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(f)           DUTIES OF CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner, and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform all other duties commonly incident to his office and shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct any Assistant Treasurer to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Assistant Treasurer shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

ARTICLE V

EXECUTION OF CORPORATE INSTRUMENTS, AND VOTING OF SECURITIES OWNED BY THE CORPORATION

SECTION 5.1    EXECUTION OF CORPORATE INSTRUMENTS.

(a)           The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the corporation.

(b)           Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts of the corporation, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board (if there be such an officer appointed) or by the President; such documents may also be executed by any Vice-President and by the Secretary or Chief Financial Officer or any Assistant Secretary or Assistant  Chief Financial Officer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

(c)           All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation, or in special accounts of the corporation, shall be signed by such person or persons as the Board of Directors shall authorize so to do.

SECTION 5.2    VOTING OF SECURITIES OWNED BY CORPORATION.

All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors or, in the absence of such authorization, by the Chairman of the Board (if there be such an officer appointed), or by the President, or by any Vice-President.

ARTICLE VI

SHARES OF STOCK

SECTION 6.1    STOCK CERTIFICATES; UNCERTIFICATED SHARES.

The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.  Every holder of stock in the corporation represented by certificate shall be entitled to have a certificate signed by, or in the name of the corporation by, the Chairman of the Board (if there be such an officer appointed), or by the

President or any Vice-President and by the Chief Financial Officer or Assistant Chief Financial Officer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

            Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the General Corporation Law of the State of Delaware or, with respect to Section 151 of General Corporation Law of the State of Delaware, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.  Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

SECTION 6.2    LOST CERTIFICATES.

The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to indemnify the corporation in such manner as it shall require and/or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

SECTION 6.3    TRANSFERS.

Shares of stock of the corporation shall be transferable in the manner prescribed by law and in these Bylaws.  Transfers of shares of stock of the corporation shall be made only on the books of the corporation or by transfer agents designated to transfer shares of stock of the corporation.  Subject to applicable law, shares of stock represented by certificates shall be transferred only on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require.

SECTION 6.4    FIXING RECORD DATES.

(a)           In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the date on which the meeting is held. A determination of stockholders of record entitled notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)           In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                (c)           Notwithstanding anything contained herein to the contrary, the record date for determining stockholders entitled to take action by written consent shall be fixed as set forth in Section 2.11 hereof.

SECTION 6.5    REGISTERED STOCKHOLDERS.

The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII

OTHER SECURITIES OF THE CORPORATION

All bonds, debentures and other corporate securities of the corporation, other than stock certificates, may be signed by the Chairman of the Board (if there be such an officer appointed), or the President or any Vice-President or such other person as may be authorized by the Board of Directors and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or an Assistant Chief Financial Officer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signature of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Chief Financial Officer or an Assistant Chief Financial Officer of the corporation, or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

ARTICLE VIII

INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

SECTION 8.1    RIGHT TO INDEMNIFICATION.

Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness, or otherwise), in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended or interpreted (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement, and any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) reasonably incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding (hereinafter "Expenses"). The right to indemnification conferred in this Article shall be a contract right.

SECTION 8.2    AUTHORITY TO ADVANCE EXPENSES.

Expenses incurred by an executive officer or director (acting in his capacity as such) in defending a Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding, provided, however, that if required by the Delaware General Corporation Law, as amended, such Expenses shall be advanced only upon delivery to the corporation of an undertaking by or on behalf of such director or executive officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article or otherwise. Expenses incurred by other Agents of the corporation (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon such terms and conditions as the Board of Directors deems appropriate. Any obligation to reimburse the corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

SECTION 8.3    RIGHT OF CLAIMANT TO BRING SUIT.

If a claim under Section 8.1 or 8.2 of this Article is not paid in full by the corporation within ninety (90) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys' fees) of prosecuting such claim.  It shall be a defense to any such action (other  than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

SECTION 8.4    PROVISIONS NONEXCLUSIVE.

The rights conferred on any person by this Article shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that any provision of the Certificate, agreement, or vote of the stockholders or disinterested directors is inconsistent with these bylaws, the provision, agreement, or vote shall take precedence.

SECTION 8.5    AUTHORITY TO INSURE.

The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article.

SECTION 8.6    SURVIVAL OF RIGHTS.

The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

SECTION 8.7    SETTLEMENT OF CLAIMS.

The corporation shall not be liable to indemnify any Agent under this Article (a) for any amounts paid in settlement of any action or claim effected without the corporation's written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

SECTION 8.8    EFFECT OF AMENDMENT.

Any amendment, repeal, or modification of this Article shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification.

SECTION 8.9    SUBROGATION.

In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

SECTION 8.10   NO DUPLICATION OF PAYMENTS.

The corporation shall not be liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

ARTICLE IX

NOTICES

Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, the same shall be given in writing, timely and duly deposited in the United States Mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent. Any notice required to be given to any director may be given by the method hereinabove stated, or by telegram or other means of electronic transmission , except that such notice other than one which is delivered personally, shall be sent to such address or (in the case of facsimile telecommunication) facsimile telephone number as such director shall have filed in writing with the Secretary of the corporation, or, in the absence of such filing, to the last known post office address of such director. If no address of a stockholder or director be known, such notice may be sent to the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing and all notices given by telegram or other means of electronic transmission shall be deemed to have been given as at the sending time recorded by the telegraph company or other electronic transmission equipment operator transmitting the same. It shall not be necessary that the same method of giving be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.  The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such a stockholder or such director to receive such notice. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation, or of these Bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Whenever notice is required to be given, under any provision of law or of the

Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

ARTICLE X

AMENDMENTS

These Bylaws may be repealed, altered or amended or new Bylaws adopted by written consent of stockholders in the manner authorized by Section 2.11 of Article II, or at any meeting of the stockholders, either annual or special, by the affirmative vote of a majority of the stock entitled to vote at such meeting, unless a larger vote is required by these Bylaws or the Certificate of Incorporation. The Board of Directors shall also have the authority to repeal, alter or amend these Bylaws or adopt new Bylaws (including, without limitation, the amendment of any Bylaws setting forth the number of directors who shall constitute the whole Board of Directors) by unanimous written consent or at any annual, regular, or special meeting by the affirmative vote of a majority of the whole number of directors, subject to the power of the stockholders to change or repeal such Bylaws and provided that the Board of Directors shall not make or alter any Bylaws fixing the classifications or term of office of directors.